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                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                     THE SECURITIES EXCHANGE ACT OF 1934
                           ------------------------

Filed by the Registrant [x]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[x]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           ------------------------

                           BURLINGTON NORTHERN INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           BURLINGTON NORTHERN INC.
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

                           ------------------------

Payment of Filing Fee (Check the appropriate box): (/1/)

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[x]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         Santa Fe Pacific Corporation common stock, par value $1.00 per share.

     (2) Aggregate number of securities to which transaction applies:
         187,049,738 shares of Santa Fe Pacific Corporation common stock.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $49 1/2 (/2/)

     (4) Proposed maximum aggregate value of transaction: $3,148,047,091 (/2/)


   (/1/) The filing fee previously was paid with the initial filing of the preliminary proxy materials on August 8, 1994 and with the filing of two Registration Statements on Form S-4 on October 12, 1994 (Reg. No. 33-56007) and October 27, 1994 (Reg. No. 33-56183), respectively.

   (/2/) For purposes of calculating the filing fee only. Upon consummation of the Merger, each outstanding share of Santa Fe Pacific Corporation common stock, par value $1.00 per share, will be converted into the right to receive 0.34 shares of Burlington Northern Inc. common stock, no par value. The proposed maximum aggregate value of the transaction described in the preliminary proxy materials is $3,148,047,091 (calculated based on the number of shares of Santa Fe Pacific Corporation common stock outstanding as of October 19, 1994, the average of the high and low reported prices of Burlington Northern Inc. common stock on October 21, 1994 and the exchange ratio of 0.34). The filing fee is one-fiftieth of that amount.

[x]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:............................$1,145,590

     (2) Form, Schedule or Registration Statement No.:......Preliminary Proxy
                                                            Statement
                                                            Registration
                                                            Statement on Form
                                                            S-4 (Reg. No. 33-
                                                            56007) Registration
                                                            Statement on Form
                                                            S-4, as amended
                                                            (Reg. No. 33-56183)

     (3) Filing Party:......................................Burlington Northern
                                                            Inc./Santa Fe
                                                            Pacific Corporation

     (4) Date Filed:........................................August 8, 1994
                    ........................................October 12, 1994
                    ........................................October 27, 1994